UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
January 6, 2010
Date of Report (Date of earliest event reported)
ENERGY TRANSFER PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	1-11727	73-1493906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
3738 Oak Lawn Avenue
Dallas, TX 75219
(Address of principal executive offices)
(214) 981-0700
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On January 6, 2010, Energy Transfer Partners, L.P. (the “Partnership”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC, Morgan Stanley & Co. Incorporated and Wells Fargo Securities, LLC, as joint book-running managers and representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Partnership sold 8,500,000 units representing limited partner interests in the Partnership (the “Units”) at a price of $44.72 per Unit ($43.33 per Unit, net of underwriting discount). Pursuant to the Underwriting Agreement, the Partnership granted the Underwriters a 30-day option to purchase up to an additional 1,275,000 Units on the same terms as those Units sold by the Partnership. The Units have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement on Form S-3ASR (Registration No. 333-147990) of the Partnership, as supplemented by the Prospectus Supplement dated January 6, 2010 relating to the Units, filed with the Securities and Exchange Commission (“Commission”) pursuant to Rule 424(b) of the Securities Act on January 6, 2010. Closing of the sale of the Units is scheduled for January 11, 2010. Legal opinions relating to the Units are included as Exhibits 5.1 and 8.1 hereto.
     The Partnership has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities.
     The summary of the Underwriting Agreement in this report does not purport to be complete and is qualified by reference to such agreement, which is filed as Exhibit 1.1 hereto.
Item 7.01. Regulation FD Disclosure.
     On January 6, 2010, the Partnership issued a press release announcing that it had priced the offering of 8,500,000 Units. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
     In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Item 9.01. Financial Statements and Exhibits.
          (d) Exhibits.

Exhibit Number	Description of the Exhibit
Exhibit 1.1	Underwriting Agreement, dated January 6, 2010, by and among the Partnership and the Underwriters.

Exhibit 5.1	Opinion of Vinson & Elkins L.L.P. regarding legality of the Units.

Exhibit 8.1	Opinion of Vinson & Elkins L.L.P. regarding tax matters.

Exhibit 99.1	Press release, dated January 6, 2010, announcing the pricing of the Units.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy Transfer Partners, L.P.

By:	Energy Transfer Partners GP, L.P.,
its general partner

By:	Energy Transfer Partners, L.L.C.,
its general partner
Date: January 8, 2010

/s/ Martin Salinas, Jr.
Martin Salinas, Jr.
Chief Financial Officer